EXHIBIT 10.46

FIRST AMENDMENT TO CREDIT AGREEMENT
AND GUARANTY AND COLLATERAL AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”), dated as of December 13, 2013 and effective as of the First Amendment Effective Date (as hereinafter defined), is made and entered into by and among AFFINITY GAMING, a Nevada corporation, successor in interest to Affinity Gaming, LLC (the “Borrower”), each of the Subsidiaries party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and each of the Lenders (as hereinafter defined) party hereto.

RECITALS

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of May 9, 2012 (as amended, restated, amended and restated, refinanced, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Administrative Agent, the banks, financial institutions and other entities from time to time party thereto in the capacity of lenders (the “Lenders”), and the other agents and arrangers party thereto.

B.    The Borrower has requested that the Lenders agree, subject to the express conditions and on the terms set forth in this Amendment, to amend certain provisions of the Credit Agreement and the Guaranty and Collateral Agreement in order to, among other things, reduce the pricing of the Initial Term Loans under the Credit Agreement.

C.    The Lenders are willing to agree to such amendments, subject to the express conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and each of the Lenders party hereto agree as follows:

1.    Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Credit Agreement, and the interpretative provisions set forth in the Credit Agreement shall apply to this Amendment.

2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as of the First Amendment Effective Date (defined below) as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions into Section 1.01 in appropriate alphabetical order:

(i)    “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute.

(ii)    “Designated Non-Cash Consideration” shall mean the fair market value (as determined in good faith by the Borrower) of non-cash consideration received by the Borrower or one of its Subsidiaries in connection with an asset sale that is so designated as Designated Non-Cash Consideration pursuant to a certificate of an Authorized Financial Officer, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 10.02(iv) hereof.

(iii)    “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guaranty of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal or unlawful.

(iv)    “First Amendment” shall mean that certain First Amendment to Credit Agreement and Guaranty and Collateral Agreement, effective as of the First Amendment Effective Date, among the Borrower, each of the Subsidiaries party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

(v)    “First Amendment Effective Date” shall mean December 13, 2013.

(vi)    “Permitted Holder” shall mean each Person who, together with its Affiliates, directly or indirectly, beneficially owns or controls as of the First Amendment Effective Date at least 20% or more on a fully diluted basis of the Voting Equity Interests of the Borrower.

(vii)    “Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(viii)    “Subject Permitted Holder” shall mean any Permitted Holder who, together with its Affiliates, on any date of determination, directly or indirectly beneficially owns or controls at least 20% or more on a fully diluted basis of the Voting Equity Interests of the Borrower.

(ix) “Swap Obligations” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(b)    Clause (i) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following: “(i) in the case of Initial Term Loans maintained as (x) Base Rate Loans, 2.25%, and (y) Eurodollar Loans, 3.25%;”.

(c)    The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“Change of Control” shall mean (x) the Borrower becomes aware that any “Person” or “Group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the First Amendment Effective Date), other than any “Person” that is a Permitted Holder or any “Group” that includes a Subject Permitted Holder, (A) is or becomes the “beneficial owners” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act as in effect on the First Amendment Effective Date), directly or indirectly, of 50% or more on a fully diluted basis of the Voting Equity Interests of the Borrower or (B) shall have obtained the power (whether or not exercised) to elect a majority of the Borrower’s directors or (y) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors.

(d)    Clause (ii) of the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the percentage “1.25%” set forth therein and substituting therefor the percentage “1.00%”.

(e)    The definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended by adding the following words “but shall exclude in all events Excluded Swap Obligations” at the end of such definition.

(f)    The definition of “Secured Obligations” in Section 1.01 of the Credit Agreement is hereby amended by adding the following words “but shall exclude in all events Excluded Swap Obligations” at the end of such definition.

(g)    Section 4.01(h) of the Credit Agreement is hereby amended by deleting the words “first anniversary of the Initial Borrowing Date” set forth therein and substituting therefor the words “date that is 180 days after the First Amendment Effective Date”.

(h)    Clause (vi) of Section 5.01(a) of the Credit Agreement is hereby amended by deleting the words “one year anniversary date of the Initial Borrowing Date” set forth therein and substituting therefor the words “date that is 180 days after the First Amendment Effective Date”.

(i)    Section 5.02(d) of the Credit Agreement is hereby amended by deleting the words “365 days” or “365 day period” set forth therein and substituting therefor the words “548 days” or “548 day period”, respectively.

(j)    Section 10.02(iv) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

(iv)    the Borrower and its Subsidiaries may sell assets (including Equity Interests of any Subsidiary but otherwise subject to the proviso to this clause (iv) in the case of a Subsidiary Guarantor), so long as (v) no Event of Default then exists or would result therefrom, (w) each such sale is in an arm’s-length transaction and the Borrower or the respective Subsidiary receives at least Fair Market Value, (x) the consideration received by the Borrower or such Subsidiary consists of at least 75% cash or Cash Equivalents and is paid at the time of the closing of such sale, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 5.02(d) and (z) the aggregate amount of Consolidated EBITDA attributable to all assets sold pursuant to this clause (iv) (determined, with respect to any asset or group of related assets so sold, for the Test Period most recently ended prior to such sale for which financial statements have been delivered to the Lenders pursuant to this Agreement) shall not in any fiscal year of the Borrower exceed 20% of Consolidated EBITDA for the immediately prior fiscal year, provided that the sale of the Equity Interests of any Subsidiary Guarantor shall not be permitted pursuant to this clause (iv) unless such sale is for all of the outstanding Equity Interests of such Subsidiary Guarantor;

(k)    Section 10.02 of the Credit Agreement is hereby amended by inserting the following at the end of such Section:

For the purposes of Section 10.02(iv), the following will be deemed to be cash: (1) the assumption by the transferee of Indebtedness or other liabilities contingent or otherwise of the Borrower or any Subsidiary of the Borrower (other than Indebtedness of the Borrower or a Subsidiary Guarantor expressly subordinated in right of payment to the Obligations) and the release of the Borrower or such Subsidiary from all liability on such Indebtedness or other liability in connection with such asset sale; (2) securities, notes or other obligations received by the Borrower or any Subsidiary of the Borrower from the transferee that are converted by the Borrower or such Subsidiary into cash or Cash Equivalents within 180 days following the closing of such asset sale; (3) Indebtedness of any Subsidiary that is no longer a Subsidiary as a result of such asset sale, to the extent that the Borrower and each other Subsidiary are not obligated on such Indebtedness or are otherwise released from any Contingent Obligation with respect to such Indebtedness in connection with such asset sale; (4) consideration consisting of Indebtedness of the Borrower (other than Indebtedness of the Borrower or a Subsidiary Guarantor expressly subordinated in right of payment to the Obligations) received from Persons who are not the Borrower or any Subsidiary, such Indebtedness being cancelled or otherwise terminated in connection therewith, and (5) any Designated Non-Cash Consideration received by the Borrower or any Subsidiary of the Borrower in such asset sale having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to Section 10.02(iv) that is at that time outstanding, not to exceed $10,000,000 (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value).

(l)    Section 11.04 of the Credit Agreement is hereby amended by inserting the following clause (z) immediately following clause (y) within the last parenthetical of such Section:

and (z) any Indebtedness that the Borrower or its Subsidiaries are required to offer to purchase at a price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest as a result of a “change of control” (or similar term) occurring pursuant to, and as defined in, any agreement or similar instrument governing such Indebtedness

(m)    For purposes of clarification, the amendments to the definitions of “Applicable Margin” and “Eurodollar Rate” described in clauses (b) and (d) above shall not apply to or affect in any way Obligations existing prior to the First Amendment Effective Date, which shall be due and payable as described in the Credit Agreement as in effect prior to the First Amendment Effective Date (including pursuant to the application of the definitions of “Applicable Margin” and “Eurodollar Rate” as then in effect).

3.    Amendments to Guaranty and Collateral Agreement. The Guaranty and Collateral Agreement is hereby amended as of the First Amendment Effective Date (defined below) as follows:

(a)     The definition of “Hedging Obligations” in Section 1.03 of the Guaranty and Collateral Agreement is hereby amended by adding the following words “but shall exclude in all events Excluded Swap Obligations” at the end of such definition.

(b)    The definition of “Secured Obligations” in Section 1.03 of the Guaranty and Collateral Agreement is hereby amended by adding the following words “but shall exclude in all events Excluded Swap Obligations” at the end of such definition.

(c)    The Guaranty and Collateral Agreement is hereby amended by inserting the following new Section 6.20:

“6.20 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 6.20 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.20, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the payment in full of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 6.20 constitute, and this Section 6.20 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

4.    Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower makes the following representations and warranties to each of the Lenders, in each case after giving effect to the Amendment, all of which survive the execution and delivery of this Amendment:

(a)    Power and Authority. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment. Each Credit Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought at equity or at law).

(b)    No Violation. Neither the execution, delivery or performance by any Credit Party of this Amendment, nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation (including any Gaming Regulation) or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except as permitted under the Credit Documents) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, except, in the case of preceding clauses (i) and (ii), to the extent that any such contravention, conflict, breach, default, or creation of a Lien, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, or (iii) will violate any provision of the certificate or articles of incorporation or organization, certificate of formation, limited liability company or operating agreement, partnership agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries.

(c)    Approvals. No order, consent, approval, license, permit, authorization or validation of, notice or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be given, obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance of this Amendment or (ii) the legality, validity, binding effect or enforceability of any this Amendment (except (in each case) for (A) those that have otherwise been obtained or made and (B) the approval of one or more Gaming Authorities that may be required in connection with foreclosure and the exercise of rights and remedies under the Security Documents).

(d)    True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Borrower in writing to any Lender for purposes of or in connection with this Amendment and the transactions contemplated hereby, is true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not materially misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 4(d), such factual information shall not include projections, forward looking statements, budgets, estimates, or general market data.

(e)    Credit Documents. Each of the representations and warranties contained in Section 8 of the Credit Agreement shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date this representation and warranty is made (it being understood and agreed that (x) any representation and warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects and (y) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) only as of such specified date).

5.    No Waiver. Notwithstanding anything to the contrary set forth in this Amendment, this Amendment does not constitute a waiver of any Default or Event of Default, or waiver of compliance with, or, except as explicitly set forth herein, modification or amendment of, any other term or condition, under the Credit Documents.

6.    Effectiveness of this Amendment. This Amendment shall be effective upon the satisfaction (or waiver) of the following:

(a)    this Amendment is signed by the Borrower, the other Credit Parties party hereto, the Required Lenders, each Lender holding an Initial Term Loan and the Supermajority Revolving Lenders (only for the purposes of the effectiveness of Section 2(j)) and each such party shall have delivered their fully executed signature pages hereto to Credit Suisse Securities (USA), LLC, as sole lead arranger of this Amendment (in such capacity, the “First Amendment Arranger”);

(b)     on the First Amendment Effective Date, the Borrower shall have paid to the First Amendment Arranger all invoiced reasonable costs, fees and out-of-pocket expenses (including, without limitation, reasonable legal fees and expenses) and other compensation payable to the First Amendment Arranger pursuant to separate agreements entered into between the Borrower and the First Amendment Arranger; and

(c)    on the First Amendment Effective Date and immediately after giving effect to this Amendment (x) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in Section 4 of this Amendment shall be true and correct in all material respects (it being understood and agreed that (x) any representation and warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects and (y) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) only as of such specified date).

This Amendment shall be deemed to be effective on the date (the “First Amendment Effective Date”) on which each of the foregoing conditions is satisfied.

7.    Acknowledgements. By executing this Amendment, each of the Credit Parties (a) consents to this Amendment and the performance by each of the Credit Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Credit Parties under each of the Credit Documents to which such Credit Party is a party are not impaired or affected and each such Credit Document continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, each Credit Document with respect to all of the Obligations as expanded or amended hereby.

8.    No Novation. The amendments to the Credit Agreement and the Guaranty and Collateral Agreement as contemplated hereby shall not be construed to (and is not intended to) novate, discharge or release any Credit Party from any obligations owed to the Lenders or the Administrative Agent under the Credit Agreement, the Guaranty and Collateral Agreement or any other Credit Document, which shall remain owing under the Credit Agreement, the Guaranty and Collateral Agreement and the other Credit Documents. In furtherance of the foregoing, this Amendment shall not extinguish the Obligations outstanding under the Credit Agreement, the Guaranty and Collateral Agreement or any other Credit Document.

9.    Miscellaneous. This AMENDMENT AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL, SUBJECT TO THE APPLICATION OF THE GAMING REGULATIONS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). This Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Amendment, when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment. Except as amended hereby, all of the provisions of the Credit Agreement, the Guaranty and Collateral Agreement and the other Credit Documents shall remain in full force and effect except that each reference to the “Credit Agreement” or words of like import in any Credit Document, shall mean and be a reference to the Credit Agreement amended hereby. This Amendment shall be deemed a “Credit Document” as defined in the Credit Agreement. Sections 13.01, 13.08, 13.16, 13.18 and 13.20 of the Credit Agreement shall apply to this Amendment as if expressly set forth herein.

10.    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written.

AFFINITY GAMING

By: ___________________________________
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

AFFINITY GAMING BLACK HAWK, LLC

By: ___________________________________
Name:
Title:

HGI-ST. JO, LLC

By: ___________________________________
Name:
Title:

HGI-MARK TWAIN, LLC

By: ___________________________________
Name:
Title:

HGI-LAKESIDE, LLC

By: ___________________________________
Name:
Title:

THE SANDS REGENT, LLC

By: ___________________________________
Name:
Title:

THE PRIMADONNA COMPANY, LLC

By: ___________________________________
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

FLAMINGO PARADISE GAMING, LLC

By: ___________________________________
Name:
Title:

PLANTATION INVESTMENTS, LLC

By: ___________________________________
Name:
Title:

DAYTON GAMING, LLC

By: ___________________________________
Name:
Title:

CALIFORNIA PROSPECTORS, LTD.

By: ___________________________________
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

AFFINITY GAMING FINANCE CORP.

By: ___________________________________
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

[__________________________],
as Lender

By:
Name:
Title:

If two signatures required:

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]